Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of July 30, 2023 (the “Effective Date”), by and among TRxADE Health, Inc., a Delaware corporation (together with successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction, collectively the “Company”), and each of the undersigned parties listed on the signature pages (each a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, July 14, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “Business Combination Agreement”) with Foods Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Superlatus Inc., a Delaware corporation;

WHEREAS, pursuant to the Business Combination Agreement, one day prior to the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), each Company shareholder was conditionally granted the right to receive seven (7) shares of Company Common Stock for each share of Company Common Stock held by such shareholder on such date at no cost (the “MEDS Rights Shares”); provided this right shall not be actionable until and unless the Med Rights Shares are registered and the condition of the grant is the execution of this Agreement; and

WHEREAS, the Company desires to provide the Holders with certain registration rights regarding the MEDS Rights Shares on the terms and conditions herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained in this Agreement, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble.

“Business Combination Agreement” shall have the meaning given in the Recitals.

“Closing” shall have the meaning given in the Recitals.

“Commission” shall mean the United States Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Common Stock” means the Company’s common stock, $0.00001 par value per share.

“Effective Date” shall have the meaning given in the Preamble.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in Section 2.1.

“Form S-3” shall have the meaning given in Section 2.1.

“Holders” shall have the meaning given in the Preamble.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the MEDS Rights Shares; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities (i) may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. For the purposes of the immediately preceding sentence, “beneficial ownership” shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder.

“Registration” shall mean a registration effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which the Company Common Stock are then listed;

(B) fees and expenses of compliance with United States federal securities laws and “blue sky” laws;

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company; and

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

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“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor rule then in effect).

“Securities Act” shall mean the United States Securities Act of 1933, as amended from time to time.

“Specified Courts” shall have the meaning given in Section 3.4.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

Article II

REGISTRATION

2.1 Registration. The Company shall use commercially reasonable efforts to file as soon as reasonably practicable after the filing of its second quarter periodic report on Form 10-Q, a Registration Statement on Form S-1 or, if the Company is eligible, a Registration Statement on Form S-3, in each case, covering the resale of all the Registrable Securities. The Company shall use commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible after filing.

2.2 Expenses. The Company shall pay all Registration Expenses.

2.3 Maintenance. The Company shall use commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus

2.4 Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

2.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act.

2.6 Non-Transferable. Each Holder understands and agrees that the right to receive the MEDS Rights Shares is not eligible for Transfer for a period of one (1) year from the Effective Date and any purported Transfer is void ab initio.

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Article III

MISCELLANEOUS

3.1 Counterparts. This Agreement may be executed in multiple counterparts and delivered electronically (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one (1) of which need be produced.

3.2 Governing Law; Venue. This Agreement, and any dispute or controversy arising out of or relating to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof, except with respect to provisions of this Agreement that expressly refer to or are otherwise required to be governed by and construed in accordance with the Delaware Law, or relate to the legality of corporate actions by the Company, shall be governed by and construed in accordance with Delaware Law (without giving effect to choice of law principles thereof). All Actions arising out of or relating to this Agreement shall be heard and determined in any Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware (or in any appellate courts thereof, collectively “Specified Courts”). Each party hereby (i) submits to the exclusive jurisdiction of the appropriate Specified Courts for the purpose of any Action arising out of or relating to this Agreement brought by any party and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address. Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

3.3 Trial By Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

3.4 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified.

3.5 Term. This Agreement shall terminate with respect to any Holder upon the earlier of (i) the second annual anniversary of the Effective Date of this Agreement, and (ii) the date that such Holder no longer holds any Registrable Securities.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

TRXADE Health, inc.,
a Delaware corporation

By:	/s/ Suren Ajjarapu
Name:	Suren Ajjarapu
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

HOLDERS:

[NAME]

By:

Name:

Title:

Address: